UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004 (December 16, 2004)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
INDEX TO EXHIBITS
Press Release

ITEM 5.02 – ELECTION OF DIRECTORS AND APPOINTMENT OF PRINCIPAL OFFICERS

On December 16, 2004, Arkansas Best Corporation (“the Company”) issued a press release announcing that ABF Freight System, Inc. (“ABF”) President and CEO Robert A. Davidson has been named Arkansas Best Corporation’s President and Chief Operating Officer and has been named to the Company’s Board of Directors.

Following is a complete list of the positions Mr. Davidson has held as an employee of the Company:

1972	—	Analyst, Arkansas Best Corporation Economic Analysis Department
1977	—	Manager, Arkansas Best Corporation Economic Analysis Department
1979	—	Director, Arkansas Best Corporation Economic Analysis Department
1982	—	ABF Vice-President of Pricing
1997	—	ABF Vice-President of Marketing & Pricing
2003	—	ABF President and CEO
2005	—	Arkansas Best Corporation President and Chief Operating Officer and ABF President and CEO

A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 9.01 – EXHIBITS

99.1  Press release of Arkansas Best Corporation dated December 16, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)
Date: December 16, 2004	/s/ David E. Loeffler
David E. Loeffler,
Senior Vice President – Chief Financial Officer, Treasurer and Principal Accounting Officer

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INDEX TO EXHIBITS

99.1  Press release of Arkansas Best Corporation dated December 16, 2004

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